Exhibit 3.317

COMMONWEALTH OF PENNSYLVANIA

DEPARTMENT OF STATE

NOVEMBER 2, 2012

TO ALL WHOM THESE PRESENTS SHALL COME, GREETING:

WBLF ACQUISITION COMPANY, LLC

I, Carol Aichele, Secretary of the Commonwealth of Pennsylvania do hereby certify that the foregoing and annexed is a true and correct copy of

1 Certificate of Organization filed on February 17, 2006

2 CHANGE OF REGISTERED OFFICE – Domestic filed on December 17, 2007

3 CHANGE OF REGISTERED OFFICE – Domestic filed on October 25, 2012 which appear of record in this department.

IN TESTIMONY WHEREOF, I have hereunto set my hand and caused the Seal of the Secretary’s Office to be affixed, the day and year above written.

Secretary of the Commonwealth

Certification Number: 10658016-1

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Certificate of Organization

Domestic Limited Liability Company

(15 Pa.C.S. § 8913)

Document will be returned to the name and address you enter to the left.

Name

Fox Rothschild LLP (FGM)

Address

c/o Esquire Assist/Counter Pick-Up

City State Zip Code

Fee: $125

In compliance with the requirements of 15 Pa.C.S. § 8913 (relating to certificate of organization), the undersigned desiring to organize a limited liability company, hereby certifies that:

1. The name of the limited liability company (designator is required, i.e., “company”, “limited” or “limited liability company” or abbreviation):

WBLF ACQUISITION COMPANY, LLC

2. The (a) address of the limited liability company’s initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a) Number and Street              City     State     Zip         County

256 Eagle View Boulevard, PMB 231, Exton, PA 19341 CHESTER COUNTY

(b) Name of Commercial Registered Office Provider             County

c/o:

3. The name and address, including street and number, if any, of each organizer is (all organizers must sign on page 2):

Name Address
STEPHEN P. KOONS 256 Eagle View Blvd., PMB 231, Exton, PA 19341

6. The specified effective date, if any is: Upon filing.

month date year hour, if any

8. For additional provisions of the certificate, if any, attach an 8 1/2 x 11 sheet.

IN TESTIMONY WHEREOF, the organizer(s) has (have) signed this Certificate of Organization this 16 day of February, 2006.

Signature

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Certificate of Change of Registered Office

Limited Liability Company

(15 Pa.C.S. § 8906)

Document will be returned to the name and address you enter to the left.

Name    Cynthia C. Ely, RP, Paralegal

Francis X. Clark, P. C.

Address            700 American Avenue, Suite 204

P.O. Box 62166

King of Prussia PA

City State Zip Code

Fee: $70

In compliance with the requirements of the 15 Pa.C.S. § 8906 (relating to change of registered office) the undersigned limited liability company, desiring to effect a change of registered office, hereby states that:

1. The name of the company is: WBLF Acquisition Company, LLC

2. The (a) address of the company’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department:

(a) Number and street              City      State      Zip          County

256 Eagle View Blvd. PMB 231 Exton PA 19341          Chester

(b) Name of Commercial Registered Office Provider              County

c/o:

3. Complete part (a) or (b):

(a) The address to which the registered office of the company in this Commonwealth is to be changed is:

455 Poplar Neck Road Birdsboro PA 19508 Berks

Number and street City State Zip County

(b) The registered office of the company shall be provided by:

c/o:

Name of Commercial Registered Office Provider County

IN TESTIMONY WHEREOF, the undersigned company

has caused this certificate to be signed by a duly

authorized member or manager thereof this

7th day of December 2007.

WBLF Acquisition Company, LLC
Name of Company
Richard L Godshall
Signature
Vice President and Secretary
Title

PENNSYLVANIA DEPARTMENT OF STATE

BUREAU OF CORPORATIONS AND CHARITABLE ORGANIZATIONS

Certificate of Change of Registered Office

Limited Liability Company

(15 Pa.C.S. § 8906)

Document will be returned to the name and address you enter to the left.

Name Address City State Zip code

CT - COUNTER

8591751 SO PA 196

Fee: $70

In compliance with the requirements of the 15 Pa.C.S. § 8906 (relating to change of registered office) the undersigned limited liability company, desiring to effect a change of registered office, hereby states that:

1. The name of the company is:

WBLF ACQUISITION COMPANY, LLC

2. The (a) address of the company’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department:

(a) Number and street City State Zip County

455 POPLAR NECK ROAD BIRDSBORO PA 19508 BERKS

(b) Name of Commercial Registered Office Provider              County

c/o:

3. Complete part (a) or (b):

(a) The address to which the registered office of the company in this Commonwealth is to be changed is:

Number and street City State Zip County

(b) The registered office of the company shall be provided by:

c/o: C T Corporation System DAUPHIN

Name of Commercial Registered Office Provider County

IN TESTIMONY WHEREOF, the undersigned company

has caused this certificate to be signed by a duly

authorized member or manager thereof this

25th day of October, 2012.

WBLF ACQUISITION COMPANY, LLC
Name of Company
Signature
Kristin Bolden, Member
Title